SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     August 9, 2005
INTERMET CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-13787	58-1563873

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 Corporate Drive, Suite 200 Troy, Michigan	48098-2683

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:     (248) 952-2500
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On August 9, 2005, the United States Bankruptcy Court for the Eastern District of Michigan approved the Company’s motion to enter into an equity financing Commitment Letter under which R2 Investments, LDC, and Stanfield Capital Partners LLC have agreed to underwrite a $75 million equity investment in INTERMET in connection with INTERMET’s proposed Plan of Reorganization.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)     Not applicable
(b)     Not applicable
(c)     Not applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMET CORPORATION
August 12, 2005	By:	/s/ Alan J. Miller
Alan J. Miller
Vice President, General Counsel and Assistant Secretary

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